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                     CLASS A, CLASS B AND CLASS C SHARES OF

                             AIM NEW TECHNOLOGY FUND


                          Supplement dated July 2, 2001
                       to the Prospectus dated May 1, 2001



The following replaces in its entirety the information appearing under the first paragraph located under the heading "FUND MANAGEMENT -- PORTFOLIO MANAGERS" on page 4 of the Prospectus:

         "- David P. Barnard, Senior Portfolio Manager, who has been responsible for the fund since its inception in 2000 and has been associated with the advisor and/or its affiliates since 1982.

         - Abel Garcia, Senior Portfolio Manager, who has been responsible for the fund since its inception in 2000 and has been associated with the advisor and/or its affiliates since 2000. From 1984 to 2000, he was a Senior Portfolio Manager for Waddell & Reed.

         - Robert Lloyd, Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 2000. From 1997 to 2000, he was a trader with American Electric Power. From 1995 to 1997, he was a trader for Enron."